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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



           JUNE 12, 2002                                   333-81778
------------------------------------------------   -----------------------------
Date of Report (Date of earliest event reported)        (Commission File Number)



                          WHEELING ISLAND GAMING, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                         16-1333214
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(State or other jurisdiction of incorporation           (I.R.S. Employer
 or organization)                                       Identification Number)



               1 SOUTH STONE STREET, WHEELING, WEST VIRGINIA 26003
       ------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (304) 232-5050
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              (Registrant's telephone number, including area code)

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ITEM 5.            OTHER EVENTS.

         On June 5, 2002, Wheeling Island Gaming, Inc. issued the press release filed as an Exhibit to this Current Report on Form 8-K with respect to its earnings and the filing of its Report on Form 10-Q.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) EXHIBITS:

         99.  Press Release, dated June 5, 2002.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Wheeling Island Gaming, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   WHEELING ISLAND GAMING, INC.

                                      By:    /s/ MICHAEL D. CORBIN
                                            ------------------------------------
                                            Name:    Michael D. Corbin
                                            Title:   Vice President-Finance

Date: June 12, 2002



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                                  EXHIBIT INDEX


DOC. NO.          DOCUMENT DESCRIPTION

99                Press Release, dated June 5, 2002.